Pension And Other Postretirement Benefits - Accumulated Other Comprehensive Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Feb. 03, 2018	Jan. 28, 2017
Defined Benefit Plan [Abstract]
AOCI at the beginning of period	$ (3,882)	$ (5,675)
Net prior service credit amortization	693	693
Amortization of net actuarial gain	250	510
Net actuarial (gain) loss for the period	(392)	590
AOCI at the end of the period	$ (3,331)	$ (3,882)